GREEN THUMB INDUSTRIES INC. 2018 STOCK AND INCENTIVE PLAN NOTICE OF STOCK OPTION GRANT

You have been granted the following option to purchase Subordinate Voting Shares of Green Thumb Industries Inc. (the “Company”):

Name of Optionee:	_______________________________________________
Total Number of Shares Granted:	_______________________________________________
Type of Option:	Non-Qualified Stock Option
Exercise Price Per Share	CDN$__________________ or US$__________________
Date of Grant:	_______________________________________________
Vesting Terms:	_______________________________________________
Expiration Date:	_______________________________________________

By your signature and the signature of the Company’s representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the Company’s 2018 Stock and Incentive Plan, as amended and the attached Stock Option Agreement, both of which are made a part of this document.

OPTIONEE:	GREEN THUMB INDUSTRIES INC.
_______________________________________________	By:____________________________________________
_______________________________________________	Title:___________________________________________
Print Name

Updated July 2022

GREEN THUMB INDUSTRIES INC. 2018 STOCK AND INCENTIVE PLAN STOCK OPTION AGREEMENT

SECTION 1. GRANT OF OPTION.

(a)
Option. On the terms and conditions set forth in the Notice of Stock Option Grant and this Agreement, the Company grants to the Optionee on the Date of Grant the option to purchase at the Exercise Price the number of Shares set forth in the Notice of Stock Option Grant. This option is intended to be a Non-Qualified Stock Option (NSO), as provided in the Notice of Stock Option Grant.

(b)
Stock Plan and Defined Terms. This option is granted pursuant to the 2018 Stock and Incentive Plan, as amended (the “Plan”), a copy of which the Optionee acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. Capitalized terms are defined in Section 9 of this Agreement, unless otherwise defined elsewhere herein or in Section 2 of the Plan.

SECTION 2. RIGHT TO EXERCISE.

(a)
In General. Except as set forth below and subject to any other conditions of this Agreement, all or part of this option may be exercised prior to its expiration at the time or times set forth in the Notice of Stock Option Grant.

(b)
Change in Control. If within 12 months following a Change in Control, the Company terminates the Optionee’s service with the Company for reasons other than for Cause, then the option shall become immediately exercisable in full on the date of such termination, and the Optionee may exercise all or part of this option at any time before its expiration.

SECTION 3. NO TRANSFER OR ASSIGNMENT OF OPTION.

Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

SECTION 4. EXERCISE PROCEDURES.

(a)
Notice of Exercise. The Optionee or the Optionee’s representative may exercise this option by giving written notice to the Company, which notice may be electronic and/or delivered through the Company’s share plan portal. The notice shall specify the election to exercise this option, the number of Shares for which it is being exercised and the form of payment. The notice shall be signed by the person exercising this option. In the event that this option is being exercised by the representative of the Optionee, the notice shall be accompanied by proof (satisfactory to the Company) of the representative’s right to exercise this option. The Optionee or the Optionee’s representative shall deliver to the Company, at the time of giving the notice, payment in a form permissible under Section 5 of this Agreement for the full amount of the Purchase Price.

(b)
Applicable Exercise Price. The options granted hereby include a Canadian Dollar and U.S. Dollar Exercise Price that are equivalent as of the Date of Grant. The Company shall have the sole authority, to be exercised in its sole discretion, to determine to apply the U.S. Dollar or Canadian Dollar Exercise Price based on the Company’s share plan administration procedures.

(c)
Issuance of Shares. After receiving a proper notice of exercise, the Company shall cause to be issued Shares (either in certificate or book entry form, as determined by the Company) as to which this option has been exercised, registered in the name of the person exercising this option (or in the names of such person and his or her spouse as community property or as joint tenants with right of survivorship). If the Optionee is a resident of the United States, the Optionee acknowledges that any securities (the “Securities”) issued hereunder may be “restricted securities”, as such term is defined under Rule 144 under the Securities Act of 1933, as amended, (the “U.S. Securities Act”) and the Optionee agrees that if it decides to offer, sell or otherwise transfer, pledge or

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hypothecate all or any part of the Securities, it will not offer, sell or otherwise transfer, pledge or hypothecate any or any part of the Securities other than pursuant to an effective registration statement under the U.S. Securities Act or pursuant to an exception to any applicable restrictions imposed thereby, directly or indirectly. Participant further, acknowledges that, if the Securities are not registered pursuant to a valid registration statement, a legend to the foregoing effect will be affixed to any certificates representing the Securities.

(d)
Taxes. The Optionee hereby agrees to make adequate provision for any sums required to satisfy the applicable federal, state, local or foreign employment, social insurance, payroll, income or other tax withholding obligations (the “Withholding Obligations”) that arise in connection with this Agreement, the option, the exercise of the option or any portion thereof and the sale of any Securities acquired pursuant to the exercise of the option or any portion thereof. The Company may establish procedures to ensure satisfaction of all applicable Withholding Obligations arising in connection with this Agreement, including any means permitted in Section 8 of the Plan. The Optionee hereby authorizes the Company, at its sole discretion and subject to any limitations under applicable law, to satisfy any such Tax Obligations by (1) withholding a portion of the Securities otherwise to be issued pursuant to the exercise of the option (or any portion thereof) having a value equal to the amount of Withholding Obligation in accordance with such rules as the Company may from time to time establish; (2) withholding from the wages and other cash compensation payable to the Optionee or by causing the Optionee to tender a cash payment or other Securities to the Company; or (3) selling on the Optionee’s behalf (using any brokerage firm determined acceptable to the Company for such purpose) a portion of the Securities issued in connection with the exercise of the option (or any portion thereof) as the Company determines to be appropriate to generate cash proceeds sufficient to satisfy the Withholding Obligations. The Optionee shall be responsible for all brokerage fees and other costs of sale, and the Optionee further agrees to indemnify and hold the Company harmless from any losses, costs, damages or expenses relating to any such sale. The Company may refuse to deliver Securities if the Optionee fails to comply with the Optionee’s obligations in connection with the Withholding Obligations described in this paragraph. The Optionee agrees to pay to the Company or its applicable Affiliate, any amount of Withholding Obligations that the Company or its applicable Affiliate may be required to withhold or account for as a result of Optionee’s participation in the Plan that cannot be satisfied by the means described in this Agreement. The Company may refuse to issue or deliver the Shares, cash or the proceeds of the sale of Shares, if the Optionee fails to comply with the Optionee’s obligations in connection with the Withholding Obligations.

SECTION 5. PAYMENT FOR STOCK.

(a)
Cash. All or part of the Purchase Price may be paid in cash or cash equivalents, as permitted by the Company’s share plan administration procedures.

(b)
Surrender of Stock. Subject to applicable corporate and securities laws, and stock exchange requirements, all or any part of the Purchase Price may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the Optionee. Such Shares shall be surrendered to the Company in good form for cancellation and shall be valued at their Fair Market Value on the date when this option is exercised. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Purchase Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to this option for financial reporting purposes.

(c)
Exercise/Sale. If Shares are publicly traded, all or part of the Purchase Price and any withholding taxes may be paid by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares and to deliver all or part of the sales proceeds to the Company.

(d)
Net Exercise. The Company may, in its discretion, permit an Option to be exercised by delivering to the Optionee a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if positive, of the Fair Market Value of the Shares underlying the Option being exercised on the date of exercise, over the Purchase Price of the Option for such Shares.

SECTION 6. TERM AND EXPIRATION.

(a)
Basic Term. This option shall in any event expire on the expiration date set forth in the Notice of Stock Option Grant, which date shall not exceed seven years after the Date of Grant (five years after the Date of Grant if this option is designated as an ISO in the Notice of Stock Option Grant, and the Optionee is a 10% owner

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as described in Section 6 of the Plan).

(b)
Termination of Service (Except by Death). If the Optionee’s service terminates prior to the expirary date of Optionee’s service contract, if applicable, for any reason other than death, then this option shall expire on the earliest of the following occasions:

(i)
The expiration date determined pursuant to Subsection (a) above;

(ii)
The date three months after the termination of the Optionee’s service for any reason other than Cause; or
(iii)
The date of termination of the Optionee’s service for Cause.

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option is then vested and exercisable. In the event that the Optionee dies after termination of service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee’s death. For avoidance of doubt, if the Optionee is employed by an Affiliate that is sold or otherwise ceases to be an Affiliate of the Company, the Optionee shall incur a termination of service.

(c)
Death of the Optionee. If the Optionee dies while in service, then any unvested portions of the option shall immediately vest and become exercisable in full upon the date of death, and this option shall expire on the earlier of the following dates:

(i)
The expiration date determined pursuant to Subsection (a) above; or

(ii)
The date 12 months after the Optionee’s death.

All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee’s estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee’s death.

(d)
Leaves of Absence. For any purpose under this Agreement, service shall be deemed to continue while the Optionee is on a bona fide leave of absence, if such leave was approved by the Company in writing and if continued crediting of service for such purpose is expressly required by the terms of such leave or by applicable law (as determined by the Company).

SECTION 7. ADJUSTMENT OF SHARES.

In the event of any transaction described in Section 4(c) of the Plan, the terms of this option (including, without limitation, the number and kind of Shares subject to this option and the Exercise Price) shall be adjusted as set forth in Section 4(c) of the Plan. In the event that the Company is a party to any corporate transaction, this option shall be subject to amendment as provided in Section 7(b) of the Plan.

SECTION 8. MISCELLANEOUS PROVISIONS.

(a)
Rights as a Shareholder. Neither the Optionee nor the Optionee’s representative shall have any rights as a shareholder with respect to any Shares subject to this option until the Optionee or the Optionee’s representative becomes entitled to receive such Shares by filing a notice of exercise and paying the Purchase Price pursuant to Sections 4 and 5 of this Agreement.

(b)
Compliance Matters. The Company may require from the Optionee such investment representation, undertaking or agreement, if any, as the Company may consider necessary in order to comply with applicable laws and policies of any applicable exchange. The Optionee understands and acknowledges that Shares

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to be issued upon exercise of this option may be issued subject to any restrictive legend or other transfer restrictions as may be required by applicable securities laws and stock exchange requirements.

(c)
No Retention Rights. Nothing in this option or in the Plan shall confer upon the Optionee any right to continue in service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Affiliate employing or retaining the Optionee) or of the Optionee, which rights are hereby expressly reserved by each, to terminate his or her service at any time and for any reason, with or without Cause.

(d)
Notice. Any notice required by the terms of this Agreement shall be given in writing and notice to the Company shall be deemed effective upon receipt by the Company (i) upon personal delivery, (ii) through registered or certified mail with postage and fees prepaid; or (iii) through electronic notification using a form and process approved by the Company. If mailed or delivered, notice to the Company shall be addressed to the Company at its principal executive office and notice to the Optionee shall be addressed to the address that he or she most recently provided to the Company.

(e)
Entire Agreement. The Notice of Stock Option Grant, this Agreement and the Plan constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

(f)
Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

(g)
Insider Trading / Market Abuse Laws. By participating in the Plan, the Optionee agrees to comply with the Company’s policy on insider trading as in effect at any given time. The Optionee further acknowledges that the Optionee may be subject to local insider trading and/or market abuse laws and regulations that are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. The Optionee acknowledges that it is the Optionee’s personal responsibility to comply with any applicable restrictions, and that the Optionee should consult the Optionee’s personal advisor on this matter.

(h)
Electronic Delivery. The Company may, in its sole discretion, deliver by electronic means any documents related to the option or the Optionee’s future participation in the Plan. The Optionee hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company. To the extent that this Agreement is manually signed, instead of electronically accepted by the Optionee (if permitted by the Company), it may be signed in counterparts, each of which shall be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

(i)
Legend on Certificates. Any Shares issued or transferred to the Optionee pursuant to this Agreement shall be subject to such stop transfer orders and other restrictions as the Board of Directors of the Company or the Compensation Committee thereof may deem advisable under the Plan or the rules, regulations, and other requirements of the U.S. Securities and Exchange Commission, the British Columbia Securities Commission, or any other applicable regulator, or any stock exchange upon which such Shares are listed, any applicable Canadian Federal or provincial, or U.S. Federal or state laws or relevant securities laws of the jurisdiction of the domicile of the Optionee or to ensure compliance with any additional transfer restrictions that may be in effect from time to time, and the Board of Directors of the Company or the Compensation Committee thereof may cause a legend or legends to be put on any certificates representing such Shares to make appropriate reference to such restrictions.

(j)
No Rights of a Shareholder. The Optionee pant shall not have any rights as a shareholder of the Company until the Shares in question have been registered in the Company’s register of shareholders.

(k)
Acknowledgement of Exchange Rate Risks. By accepting te award, the Optionee acknowledges that the Company has the authority to elect the U.S. Dollar or Canadian Dollar Exercise Price in its sole discretion, and that fluctuations in the exchange rate for U.S. Dollars and Canadian Dollars may impact the value of the Options pursuant to the exercise of the options or the subsequent sale of any Shares acquired in connection

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therewith. The Optionee accepts all foreign exchange risk and understands that the Company shall have no liability with respect to any changes in the value of the options (including if the options have no value) due to currency fluctuations, and has no obligation to elect to administer the awards in any currency or the currency most favorable to the Optionee.

(l)
Rule 16b-3. If the Optionee has been designated by the Company’s Board of Directors as a “Section 16 Officer” as of the Date of Grant, the grant of the option to the Optionee hereunder is intended to be exempt from the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended from time to time (the “Exchange Act”) pursuant to Rule 16b-3 promulgated under the Exchange Act.

SECTION 9. DEFINITIONS.

In addition to the definitions set forth in the Plan, the following terms shall have the meanings ascribed herein (in the event a conflict exists, the meaning set forth in this Agreement shall prevail):

(a)
“Agreement” shall mean this Stock Option Agreement.

(b)
“Cause” shall mean a (i) willful and repeated failure to perform duties or contravention in any material respect of specific written lawful directions related to a material duty or responsibility which is directed to be undertaken by the Board (other than due to physical or mental illness); (ii) conviction of guilty or nolo contendere plea to, a misdemeanor which is materially and demonstrably injurious to the Company or any of its subsidiaries or any felony; (iii) commission of an act, or a failure to act, that constitutes fraud, gross negligence or willful misconduct (including without limitation, embezzlement, misappropriation or breach of fiduciary duty resulting or intending to result in personal gain at the expense of the Company or any of its subsidiaries); and (iv) violation of any applicable laws, rules or regulations or failure to comply with applicable confidentiality, non-solicitation and non-competition obligations to the Company or any of its subsidiaries, corporate code of business conduct or other material policies of the Company or any of its subsidiaries in connection with or during performance of the Optionee’s duties to the Company or any of its subsidiaries that could, in the Board’s opinion, cause material injury to the Company or any of its subsidiaries; and (v) failure to maintain applicable professional licenses or certifications. In the case of a violation or failure under (iv) or (v), if such violation or failure is curable, such violation or failure shall only constitute “Cause” if it is not cured within thirty (30) days after notice thereof to the Optionee.

(c)
“Change in Control” shall mean:

(i)
the occurrence of any of the following events (each, a “Business Combination”): (a) the sale of more than 50% of the outstanding equity securities of the Company in a single transaction or in a series of transactions occurring during a period of not more than twelve months; (b) the Company is merged, amalgamated or consolidated with another corporation; or (c) a sale of substantially all of the assets of the Company to another entity, unless, following any of the foregoing Business Combinations in (a) through (c) above, all or substantially all of the individuals and entities that were the beneficial owners of the Company’s outstanding voting securities immediately prior to such Business Combination beneficially own immediately after the transaction or transactions, directly or indirectly, 50% or more of the combined voting power of the then outstanding voting securities (or comparable interests) of the entity resulting from such Business Combination (including an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more Affiliates) in substantially the same proportions as their ownership of the Company’s voting securities immediately prior to such Business Combination; or

(ii)
in any twelve (12) month period, the individuals who, as of the beginning of the 12-month period, constitute the Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the Effective Date whose election or appointment, or nomination for election by Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board will be

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considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors.

(d)
“Date of Grant” shall mean the date specified in the Notice of Stock Option Grant.

(e)
“Exercise Price” shall mean the amount for which one Share may be purchased upon exercise of this option, as specified in the Notice of Stock Option Grant.

(f)
“Notice of Stock Option Grant” shall mean the document so entitled to which this Agreement is attached.
(g)
“Optionee” shall mean the individual named in the Notice of Stock Option Grant.

(h)
“Purchase Price” shall mean the Exercise Price multiplied by the number of Shares with respect to which this option is being exercised.

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